UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 23, 2015

REVEN HOUSING REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54165	84-1306078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7911 Herschel Avenue, Suite 201 La Jolla, CA 92037
(Address of principal executive offices)

(858) 459-4000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Jacksonville 140 Purchase and Sale Agreement

On February 27, 2015, Reven Housing Florida 2, LLC (“Buyer”), a Delaware limited liability company and a wholly-owned subsidiary of Reven Housing REIT, Inc. (the “Company”), entered into a Single Family Homes Real Estate Purchase and Sale Agreement (the “Jacksonville 140 Agreement”) with ADCIP, LLC, a Delaware limited liability company, and ADCIP II, LLC, a Delaware limited liability company (collectively, the “Jacksonville 140 Sellers”), to purchase a portfolio of up to 140 single-family homes located in the Jacksonville, Florida metropolitan area from the Jacksonville 140 Sellers. The Jacksonville 140 Agreement was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on March 4, 2015.

On December 23, 2015, the Company and the Jacksonville 140 Sellers entered into a Sixth Amendment to the Jacksonville 140 Agreement (the “Sixth Amendment”), pursuant to which the parties further amended the Jacksonville 140 Agreement to extend the closing date and due diligence period to February 15, 2016.

The foregoing description of the Sixth Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1.

Houston 100 Purchase and Sale Agreement

On September 26, 2014, Reven Housing Texas, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company, entered into a Single Family Homes Real Estate Purchase and Sale Agreement (the “Agreement”) with Red Door Housing, LLC, a Texas limited liability company (the “Houston 100 Seller”), to purchase a portfolio of up to 100 single-family homes located in the Houston, Texas, metropolitan area from the Seller. The Agreement was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on September 30, 2014.

On December 29, 2015, the Buyer and Seller entered into a Fifth Amendment to the Agreement (the “Fifth Amendment”), pursuant to which the parties further amended the Agreement to (a) increase the purchase price of the portfolio from $8,700,000 to $8,800,000 and (b) extend the closing date and the Buyer’s due diligence period to no later than March 31, 2016.

The foregoing description of the Fifth Amendment is qualified in its entirety by reference to the full text of the Fifth Amendment, which is attached hereto as Exhibit 10.2.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this report:

Exhibit 10.1	Sixth Amendment to Single Family Homes Real Estate Purchase and Sale Agreement (Jacksonville 140) dated December 23, 2015.
Exhibit 10.2	Fifth Amendment to Single Family Homes Real Estate Purchase and Sale Agreement (Houston 100) dated December 29, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVEN HOUSING REIT, INC.

Dated: December 30, 2015

/s/ Chad M. Carpenter

Chad M. Carpenter,

Chief Executive Officer